SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C.  20549

                                  ____________



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 18, 2000
                        (Date of earliest event reported)


                              INCYTE GENOMICS, INC.
                     (FORMERLY INCYTE PHARMACEUTICALS, INC.)
             (Exact name of registrant as specified in its charter)


               DELAWARE                      0-27488         94-3136539
         (State or other jurisdiction      (Commission     (IRS Employer
           of incorporation)               File Number)    Identification
                                                                No.)


           3160 PORTER DRIVE, PALO ALTO, CALIFORNIA              94304
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code:  (650) 855-0555

Item  5.     Other  Events.
             -------------

     Attached hereto as Exhibit 99.1 and incorporated by reference herein is the press release dated July 18, 2000 announcing that Incyte's board of directors have approved a two-for-one stock split in the form of a stock dividend. Incyte stockholders of record at the close of business on August 7, 2000 will receive one additional share for each share of common stock held at the time. The additional shares will be distributed to eligible stockholders on August 31, 2000.

Item  7.  Financial  Statements  and  Exhibits.
          ------------------------------------

     (c)     Exhibits

99.1     Press  release  dated  July  18,  2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Dated:  July  18,  2000

                                 INCYTE  GENOMICS,  INC.

                                 By    /s/  John  M.  Vuko
                                       -------------------
                                       Name:  John  M.  Vuko
                                       Title: Executive  Vice  President  and
                                       Chief  Financial  Officer